U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of report: June 13, 2002



                                 WHISTLER, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                  ---------------------------------------------
                  STATE OR OTHER JURISDICTION OF INCORPORATION)


                    000-30579                            52-2209378
                  ------------                       -------------------
                  (COMMISSION                         (I.R.S. EMPLOYER
                  FILE NUMBER)                       IDENTIFICATION NO.)

       12740 VIGILANTE ROAD, LAKESIDE, CA                   92040
     ----------------------------------------             ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                 (619) 692-2176
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEMS 2 THROUGH 6, AND 8 NOT APPLICABLE.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     (a) On May 6, 2002, the board of directors of Whistler, Inc., a Delaware corporation (the "Company") authorized the execution of settlement agreements with certain creditors of the Company and the subsequent issuance of an aggregate of 3,302,976 shares of its restricted common stock relating to certain debt incurred as described below.

     During fiscal years 2001 and 2002, the Company incurred substantial monetary obligations concerning its business operations and associated contractual relationships in the area of fuel cell technology. A portion of the this debt has been incurred by the Company pursuant to its contractual relations with Tarmac Management Ltd. ("Tarmac"), No. 50 Corporate Ventures Ltd. ("No. 50") and Cybergarden Development Ltd. ("Cybergarden"), pursuant to which (i) Tarmac, No. 50 and Cybergarden agreed to provide certain services to the Company on an as-needed basis including, but not limited to, consulting, financial, administrative, investor relations and fuel cell industry management; and (ii) Tarmac, No. 50 and Cybergarden provided certain advances to the Company in order to assist the Company in financing its contractual debts and obligations. A portion of the debt has been incurred by the Company pursuant to personal advances made by certain creditors to the Company, which certain of the creditors are also contracted by and part of the management team of Tarmac.

     The Company has incurred a debt in the aggregate amount of $825,746.09 with certain creditors of the Company (the "Creditor(s)"). As described above, such debt due and owing by the Company relates to either past financial, administrative and managerial services performed by the respective Creditor pursuant to contractual agreements entered into with the Company and/or prior advances made by the respective Creditor to the Company. Therefore, the Company entered into separate settlement agreements dated May 6, 2002, respectively, with each Creditor (the "Settlement Agreement(s)"), whereby each Creditor agreed to settle the debt owed to it by the Company and accept the issuance of restricted common shares of the Company at the rate of $0.25 per share as settlement for all amount due and outstanding to such Creditor as of the date of the Settlement Agreement.

     On May 6, 2002, the board of directors of the Company authorized the execution of the respective Settlement Agreements and the issuance of an aggregate of 3,302,976 shares of its restricted Common Stock at the rate of $0.25 per share (which amount is based upon the average of the open and close price of $0.31 of the Company's shares of Common Stock traded on the OTC Bulletin Board as of May 3, 2002 discounted by approximately 20% due to their restrictive nature) as follows:

--------------------------------------------------------------------------------
Name of Creditor          Dollar Amount    Rate per Share   Number of Shares of
                            Of Debt                         Common Stock Issued
--------------------------------------------------------------------------------

Tarmac Management Ltd.    $213,833.68          $0.25             855,335

No. 50 Corporate          $150,050.00          $0.25             600,200
 Ventures Ltd.

Cybergarden               $110,574.69          $0.25             442,299
 Development Ltd.

Kent Couillard            $ 50,000.00          $0.25             100,000

Douglas Hickey            $  7,500.00          $0.25              30,000

Tony Perri                $ 10,000.00          $0.25              40,000

Laara Shaffer             $ 50,000.00          $0.25             200,000

Tanya VanBoeyen           $ 50,000.00          $0.25             200,000

Kevan Garner              $112,814.22          $0.25             451,257

John K. Purdy             $ 78,155.37          $0.25             312,612

Joan Purdy                $ 17,818.13          $0.25              71,273

--------------------------------------------------------------------------------
   Total                  $825,746.09                          3,302,976
--------------------------------------------------------------------------------

     (b) On May 6, 2002, the Company issued an aggregate of 3,302,976 of its restricted common stock to the Creditors. As a result of the issuance of 3,302,976 shares of its restricted common stock on May 6, 2002, which represents approximately 35.0% of the now currently issued and outstanding 9,449,976 shares of common stock, there was a change in control of the Company. The following table sets forth the name and address, as of the date of this Report, and the approximate number of shares of common stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company's common stock, and the name and shareholdings of each officer and director and all officers and directors as a group.

--------------------------------------------------------------------------------
Title of Class    Name and Address of       Amount and Nature         Percent of
                   Beneficial Owner             of Class                Class
--------------------------------------------------------------------------------

Common Stock      Tarmac Management Ltd.        855,335                  9.1%
                  1255 W. Pender St.
                  Vancouver, B.C.
                  Canada V6E 2V1

Common Stock      No. 50 Corporate              600,200                  6.4%
                   Ventures Ltd.
                  1255 W. Pender St.
                  Vancouver, B.C.
                  Canada V6E 2V1

Common Stock      All officers and                -0-                      0%
                   directors as a group
                   (2 persons)


     There are no arrangements or understandings among the entities and individuals referenced above or their respective associates concerning election of directors or any other matters which may require shareholder approval.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          10.14 Settlement Agreement dated May 6, 2002 between Whistler, Inc. and Tarmac Management Ltd.

          10.15 Settlement Agreement dated May 6, 2002 between Whistler, Inc. and No. 50 Corporate Ventures Ltd.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: June 12, 2002                     Whistler, Inc.


                                        By  /s/ James Bunyan
                                        ---------------------------------------
                                        James Bunyan, President & Director